                                                                Exhibit 99.2


                      PRO FORMA CONSOLIDATED FINANCIAL DATA
                         OF PDG ENVIRONMENTAL, INC. AND
            FLAGSHIP SERVICES GROUP, INC. AND PARTNERSHIP AFFILIATES


The unaudited pro forma condensed combined financial data as of July 31, 2005, and for the six-months ended July 31, 2005, and the twelve months ended January 31, 2005, give effect to PDG Environmental, Inc's (the "Company" or "PDG") acquisition of certain assets of Flagship Services Group, Inc. and Partnership Affiliates ("Flagship") (the asset acquisition shall be referred to as the "Acquisition"), accounted for under the "purchase" accounting method. The unaudited pro forma condensed combined financial data is based upon the historical consolidated financial statements of the Company and Flagship under the assumptions and adjustments set forth in the notes to such pro forma financial data. The unaudited pro forma also assumes that the July 2005 private placement of the Company's securities was completed at the beginning of the pro forma periods as the majority of the proceeds from the private placement was utilized to fund the cash portion of the purchase price paid at closing to Flagship.

The unaudited pro forma condensed combined balance sheet at July 31, 2005 assumes that the Acquisition was consummated on July 31, 2005. The unaudited pro forma condensed combined statement of operations for the six-months ended July 31, 2005 assumes that the Acquisition was consummated on January 31, 2005. The unaudited pro forma condensed combined statement of operations for the year ended January 31, 2005 assumes that the Merger was consummated on February 1, 2004. The fiscal year of the Company ends on January 31 and the fiscal year of Flagship ends on December 31. For purposes of presenting the unaudited pro forma condensed combined statement of operations data, the historical audited financial statements of Flagship for the year ended December 31, 2004 were combined with the audited historical financial statements of the Company for the year ended January 31, 2005. The historical unaudited financial statements of the Company for the six-month period ended July 31, 2005 have been combined with the unaudited historical financial statements of Flagship for the six-month period June 30, 2005

For purposes of presenting the unaudited pro forma condensed combined balance sheet data, Flagship's assets and liabilities have been recorded at their estimated fair market values and the excess purchase price has been assigned to goodwill. The fair value of Flagship's assets and liabilities are based on preliminary estimates. Upon completion of a detailed review and valuation of assets and liabilities, including intangibles, certain adjustments may be required to finalize the purchase accounting adjustments.

The unaudited pro forma condensed combined financial statement data may not be indicative of the results that actually would have occurred if the acquisition of Flagship had been consummated on the dates indicated or that may be obtained in the future. The unaudited pro forma condensed combined financial statement data should be read in conjunction with the historical consolidated financial statements of the Company and Flagship.

                    PDG ENVIRONMENTAL, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET DATA
                                  JULY 31, 2005



                                                           HISTORICAL                                           PRO FORMA
                                        PDG                 FLAGSHIP                                            COMBINED
                                     7/31/05                6/30/05            ADJUSTMENTS                      7/31/05
                                  ---------------       ---------------      ---------------                ---------------

Cash                              $       150,000       $       862,000      $      (902,000)(A)(B)(C)      $       110,000
Receivables                            18,663,000             6,227,000           (6,227,000)(A)                 18,663,000
Receivable from Flagship                       --                    --            1,440,000(D)                   1,440,000
Costs and estimated earnings
   In excess of billings                4,502,000               258,000                   --                      4,760,000
Inventory                                 735,000                    --                   --                        735,000
Prepaid income taxes                      186,000                    --                   --                        186,000
Other current assets                      772,000                80,000              (80,000)(A)                    772,000
                                  ---------------       ---------------      ---------------                ---------------


Total Current Assets                   25,008,000             7,427,000           (5,769,000)                    26,666,000

Net fixed assets                        1,616,000                87,000              (37,000)(A)                  1,666,000

Intangible and other assets               224,000                 9,000            5,591,000(A)(I)                5,824,000

Goodwill                                1,571,000                    --              826,000(I)                   2,397,000
                                  ---------------       ---------------      ---------------                ---------------

Total Assets                      $    28,419,000       $     7,523,000      $       611,000                $    36,553,000
                                  ===============       ===============      ===============                ===============


Accounts payable                  $     4,812,000       $     2,533,000      $    (2,533,000)(A)            $     4,812,000
Billings in excess of costs
    and estimated earnings              2,389,000             1,698,000                   --                      4,087,000
Current portion of debt                        --             1,700,000             (950,000)(A)(G)                 842,000
Accrued liabilities                     3,133,000             1,286,000           (1,286,000)(A)                  3,133,000
                                  ---------------       ---------------      ---------------                ---------------


Total Current Liabilities              10,426,000             7,217,000           (4,769,000)                    12,874,000

Long-term debt                          1,595,000                    --            5,250,000(C)                   6,845,000
Series C Preferred Stock                2,164,000                    --                   --                      2,164,000
                                  ---------------       ---------------      ---------------                ---------------


Total Liabilities                      14,185,000             7,217,000              481,000                     21,883,000

Common stock                              296,000                 1,000                4,000(E)(F)
                                                                                                                    301,000
Common stock warrants                   1,750,000                    --              186,000(H)                   1,936,000
Paid in capital                        12,713,000                    --              245,000(F)
                                                                                                                 12,958,000
Treasury stock                            (38,000)                   --                   --                        (38,000)
(Deficit) retained earnings              (487,000)              305,000             (305,000)(E)                   (487,000)
                                  ---------------       ---------------      ---------------                ---------------

Total Stockholder's equity             14,234,000               306,000              130,000                     14,670,000
                                  ---------------       ---------------      ---------------                ---------------

Total Liabilities and Equity      $    28,419,000       $     7,523,000      $       611,000                $    36,553,000
                                  ===============       ===============      ===============                ===============


(A) Remove assets and liabilities retained by Seller.

(B) Represents cash payment to seller ($5,250,000).

(C) Represents draw on line of credit to fund payment to seller ($5,250,000) and to pay estimated transaction expenses ($40,000)

(D) Represents net receivable from Seller for net difference between Billings in excess of costs and estimated earnings and Costs and estimated earnings in billings which will be due from to Seller to reimburse Buyer.

(E) Represents the elimination of Flagship's historic equity accounts.

(F) Represents value of 236,027 shares of the Buyer's common stock issued to the Seller ($250,000).

(G) Represents the one-year 6% note provided to the Seller at closing

(H) Represents the value of the warrants for the Buyer's common stock provided the Seller at closing ($186,000)

(I) Represents allocation of purchase price to covenant not to compete ($1,500,000), customer relationships ($3,500,000) and subcontractor relationships ($500,000), trademarks ($100,000) with the remainder ($826,000) allocated to goodwill. This allocation of purchase price is preliminary and will be finalized based upon the receipt of an independent valuation which is in process.

                    PDG ENVIRONMENTAL, INC. AND SUBSIDIARIES
  UNAUDITED PRO FORMA COMBINED CONDENSED COMBINED STATEMENT OF OPERATIONS DATA
                         SIX MONTHS ENDED JULY 31, 2005





                                                                HISTORICAL                                     PRO FORMA
                                                             ---------------                                ---------------
                                            PDG                 FLAGSHIP                                      COMBINED
                                          7/31/05                6/30/05            ADJUSTMENTS                7/31/05
                                       ---------------       ---------------       ---------------          ---------------

Contract revenues                      $    30,271,000       $    16,266,000       $            --          $    46,537,000

Contract costs                              25,487,000            12,753,000                    --               38,240,000
                                       ---------------       ---------------       ---------------          ---------------


Gross margin                                 4,784,000             3,513,000                    --                8,297,000

Selling, general & administrative            3,400,000             1,063,000               337,000(A)             4,800,000
                                       ---------------       ---------------       ---------------          ---------------

Operating income                             1,384,000             2,450,000              (337,000)               3,497,000

Other income (expenses):

Interest expense, including
preferred dividends and accretion
of discount                                   (277,000)              (44,000)             (432,000)(B)             (753,000)
Interest and other income                       71,000                 3,000                    --                   74,000
                                       ---------------       ---------------       ---------------          ---------------

                                              (206,000)              (41,000)             (432,000)                (679,000)
                                       ---------------       ---------------       ---------------          ---------------

Income before income taxes                   1,178,000             2,409,000              (769,000)               2,818,000

Income tax provision                          (478,000)                   --              (649,000)(C)           (1,127,000)
                                       ---------------       ---------------       ---------------          ---------------

Net income                             $       700,000       $     2,409,000       $    (1,418,000)         $     1,691,000
                                       ===============       ===============       ===============          ===============

Net per common share, Basic            $          0.05                                                      $          0.11
                                       ===============                                                      ===============

Net per common share, Dilutive         $          0.05                                                      $          0.10
                                       ===============                                                      ===============

Weighted average shares
Outstanding -basic                          13,307,000                                   1,625,000(D)            14,932,000
                                       ===============                             ===============          ===============

Weighted average shares
Outstanding -dilutive                       14,512,000                                   7,815,000(D)(F)         22,327,000
                                       ===============                             ===============          ===============

(A) Represents amortization covenant not to compete over four and one-half years ($333,000/year), amortization of customer relationships over fifteen years ($233,000/year), amortization of subcontractor relationships over five years ($100,000/year) and amortization of trademarks over fifteen years ($7,000/year). The allocation of the purchase price will be finalized upon receipt of an independent valuation, which is in progress. The final valuation may result in increases and/or decreases in the annual amortization expense of the respective intangible assets.

(B) Represents five months additional preferred stock dividends and accretion of discount of preferred stock ($410,000) as the amounts for July 2005 have already been included in the PDG July 31, 2005 statement of operations and to accrue six months interest on the $750,000 6% note payable given as part of the Flagship acquisition ($22,000).

(C) Represents provision of the income taxes on the proforma combined income before income taxes at a 40% rate.

Income Taxes at 40% Rate on Flagship's Earnings                      $964,000

Income Tax Benefit on Pro Forma Adjustments                           315,000
                                                                     --------
Net Increase to Income Tax Provision                                 $649,000
                                                                     ========

(D) Represents PDG shares given Flagship as part of the acquisition consideration (236,000 shares) and to reflect the 1,666,667 shares issued as part of the July 2005 private placement of the Company's securities as outstanding for the period February 1, 2005 to June 30, 2005 (1,389,000 shares).

(E) The aforementioned earnings of $2,409,000 for the year ended December 31, 2004 would have resulted in contingent payments as part of the Agreement of approximately $668, 000. The Agreement provides for contingent payments of 35% of the excess over $500,000. The contingent payments would have been accounted for as an increase in goodwill associated with the transaction as they represent additional purchase price consideration.

(F) The dilutive earning per share calculation assumes the conversion of the $5,500,000 Series C Preferred Stock into 5,500,000 shares of common stock and therefore, the $488,000 of preferred stock dividends and accretion of discount of preferred stock are added back to net income.

                    PDG ENVIRONMENTAL, INC. AND SUBSIDIARIES
  UNAUDITED PRO FORMA COMBINED CONDENSED COMBINED STATEMENT OF OPERATIONS DATA
                           YEAR ENDED JANUARY 31, 2005





                                                               HISTORICAL                                     PRO FORMA
                                                            ----------------                              ----------------
                                               PDG              FLAGSHIP                                     COMBINED
                                             1/31/05            12/31/04             ADJUSTMENTS              1/31/05
                                        ----------------    ----------------       ----------------       ----------------
Contract revenues                       $     60,362,000    $     19,286,000       $             --       $     79,648,000

Contract costs                                50,600,000          15,124,000                     --             65,724,000
                                        ----------------    ----------------       ----------------       ----------------


Gross margin                                   9,762,000           4,162,000                     --             13,924,000

Selling, general &
   administrative                              6,802,000           2,756,000                673,000 (A)         10,231,000
                                        ----------------    ----------------       ----------------       ----------------

Operating income                               2,960,000           1,406,000               (673,000)             3,693,000

Other income (expenses):

Interest expense, including preferred
   dividends and accretion of
   discount                                     (393,000)            (78,000)            (1,057,000)(B)         (1,528,000)

Miscellaneous                                      2,000             (10,000)                     -                 (8,000)
                                        ----------------    ----------------       ----------------       ----------------


                                                (391,000)            (88,000)            (1,057,000)            (1,536,000)
                                        ----------------    ----------------       ----------------       ----------------

Income before income taxes                     2,569,000           1,318,000             (1,730,000)             2,157,000

Income tax provision                            (383,000)                  -                165,000 (C)           (218,000)
                                        ----------------    ----------------       ----------------       ----------------

Net income                              $      2,186,000    $      1,318,000(E)    $     (1,565,000)      $      1,939,000
                                        ================    ================       ================       ================

Net per common share, Basic             $           0.20                                                  $           0.15
                                        ================                                                  ================

Net per common share, Dilutive          $           0.19                                                  $           0.14
                                        ================                                                  ================

Weighted average shares
Outstanding - basic                           10,911,000                                  1,903,000 (D)         12,814,000
                                        ================                           ================       ================

Weighted average shares
Outstanding - dilutive                        11,782,000                                  1,903,000 (D)         13,685,000
                                        ================                           ================       ================


(A) REPRESENTS AMORTIZATION COVENANT NOT TO COMPETE OVER FOUR AND ONE-HALF YEARS ($333,000/YEAR), AMORTIZATION OF CUSTOMER RELATIONSHIPS OVER FIFTEEN YEARS ($233,000/YEAR), AMORTIZATION OF SUBCONTRACTOR RELATIONSHIPS OVER FIVE YEARS ($100,000/YEAR) AND AMORTIZATION OF TRADEMARKS OVER FIFTEEN YEARS
($7,000/YEAR). THE ALLOCATION OF THE PURCHASE PRICE WILL BE FINALIZED UPON RECEIPT OF AN INDEPENDENT VALUATION, WHICH IS IN PROGRESS. THE FINAL VALUATION MAY RESULT IN INCREASES AND/OR DECREASES IN THE ANNUAL AMORTIZATION EXPENSE OF THE RESPECTIVE INTANGIBLE ASSETS.

(B) REPRESENTS ONE YEAR'S PREFERRED STOCK DIVIDENDS AND ACCRETION OF DISCOUNT OF PREFERRED STOCK ($1,012,000) AND TO ACCRUE ONE YEAR'S INTEREST ON THE $750,000 6% NOTE PAYABLE GIVEN AS PART OF THE FLAGSHIP ACQUISITION ($45,000).

(C) REPRESENTS REDUCTION OF PROVISION OF THE INCOME TAXES ON THE INCREMENTAL INCOME GENERATED BY FLAGSHIP, NET OF THE PRO FORMA ADJUSTMENTS AT A 40% RATE. THE MAJORITY OF PDG'S INCOME BEFORE INCOME TAXES FOR THE YEAR ENDED JANUARY 31, 2005 WAS OFFSET BY NET OPERATING LOSSES EXISTING ON PDG.

INCOME TAXES AT 40% RATE ON FLAGSHIP'S EARNINGS                     $ 527,000

INCOME TAX BENEFIT ON PRO FORMA ADJUSTMENTS                           692,000
                                                                    ---------
NET DECREASE TO INCOME TAX PROVISION                                $(165,000)
                                                                    =========

(D) REPRESENTS PDG SHARES GIVEN FLAGSHIP AS PART OF THE ACQUISITION CONSIDERATION (236,000 SHARES) AND TO REFLECT THE 1,667,000 SHARES ISSUED AS PART OF THE JULY 2005 PRIVATE PLACEMENT OF THE COMPANY'S SECURITIES AS OUTSTANDING FOR FEBRUARY 1, 2004.

(E) THE AFOREMENTIONED EARNINGS OF $1,318,000 FOR THE YEAR ENDED DECEMBER 31, 2004 WOULD HAVE RESULTED IN CONTINGENT PAYMENTS AS PART OF THE AGREEMENT OF APPROXIMATELY $286,000. THE AGREEMENT PROVIDES FOR CONTINGENT PAYMENTS OF 35% OF THE EXCESS OVER $500,000. THE CONTINGENT PAYMENTS WOULD HAVE BEEN ACCOUNTED FOR AS AN INCREASE IN GOODWILL ASSOCIATED WITH THE TRANSACTION AS THEY REPRESENT ADDITIONAL PURCHASE PRICE CONSIDERATION.